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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported) September 24, 2002

                             PULASKI FINANCIAL CORP.
                             -----------------------
             (Exact name of registrant as specified in its charter)

      Delaware                         0-24571               43-1816913
      --------                        ---------              ----------
(State or other Jurisdiction of     (Commission             (IRS Employer
incorporation or organization)      File Number)            Identification No.)

                12300 Olive Boulevard, St. Louis, Missouri 63141
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (314) 878-2210
                                 ---------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)














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ITEM 5.   OTHER EVENTS
          ------------

      On September 24, 2002, Pulaski Financial Corp., the holding company for Pulaski Bank, announced that Pulaski Bank has received regulatory approval to open a lending office in Overland Park, Kansas. The office is expected to open in mid-October.

      The press release announcing the new office is attached as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS
          ---------------------------------------

      Exhibit 99.1      Press Release dated September 24, 2002.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: September 24, 2002           By: /s/ William A. Donius
                                       ----------------------------------------
                                       William A. Donius
                                       President and Chief Executive Officer